                                                                        EXHIBIT 99.906 CERT

CERTIFICATION UNDER SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Henry J. Herrmann, President and Principal Financial Officer, and Theodore W. Howard, Treasurer and Principal Financial Officer of Waddell & Reed Advisors International Growth Fund, Inc. (the "Registrant"), each certify to the best of his knowledge that:

         1.         The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

         2.         The information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operation of the Registrant.

By           /s/Henry J. Herrmann

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         Henry J. Herrmann, Principal Executive Officer

Date March 5, 2004

By           /s/Theodore W. Howard

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         Theodore W. Howard, Principal Financial Officer

Date March 5, 2004